UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

August 8, 2012

Date of Report (Date of earliest event reported)

LOCAL.COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices, zip code)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2012, the Registrant issued a press release announcing information regarding its financial results for the completed quarter ended June 30, 2012, and will hold a conference call at approximately 2:00 P.M., Pacific Time, on August 9, 2012, to discuss these results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information contained in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of Local.com Corporation made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

The Registrant made reference to non-GAAP financial information in the press release and included a reconciliation of those non-GAAP financial measures to the comparable GAAP financial measures in the press release as well.

Item 8.01	Other Events.

On August 8, 2012, the Registrant received notice from LaRoss Partners, LLC (“LaRoss”) that LaRoss had received notice that, effective August 11, 2012, AT&T and Century Link would no longer be accepting third party charges for Local Exchange Carrier (“LEC”) billing. As a result, the Registrant anticipates that beginning in September 2012, it will no longer be able to bill approximately 70% of its legacy LEC-billed SMB subscribers. If other LECs proceed with their plans to terminate third party LEC billing, as AT&T and Century Link has done, we anticipate that nearly all of the remaining 30% of legacy LEC-billed SMBs will no longer be billable by us by the end of 2012. We expect that the inability to bill our legacy subscribers via LECs will reduce revenue for the second half of 2012 by approximately $670,000 and net income for the second half of 2012 by approximately $630,000. The impact to our revenues after fiscal 2012 would continue to decline as a result of the natural churn which would have occurred in the absence of these actions by the LECs.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release of Local.com Corporation dated August 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION

Date: August 9, 2012	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Local.com Corporation dated August 9, 2012.